Exhibit 99.2 Connecting everyone, everywhere Patented, proven, commercially licensed and operational satellite-direct-to- standard-phone communications Lynk Global Business Combination with SLAM Corp Investor Presentation | Winter 2024

Disclaimer Disclaimer This presentation (together with the oral statements made in connection herewith, the “Presentation”) is for informational purposes only. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential direct investment (the “Offering”) into Lynk Global, Inc. (“Lynk”) to purchase shares of Lynk Series B Preferred Stock and other PIPE securities (the “Securities”) and for no other purpose. Lynk has entered into a business combination agreement for a proposed business combination with Slam Corp. (“Slam”) and the related transactions (the “Proposed Business Combination”) which remains subject to customary closing conditions. Lynk’s business is subject to a number of risks, including those set forth in the Summary of Risk Factors at the end of this Presentation and others not described in this Presentation. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. This Presentation does not constitute an offer to sell, the solicitation of an offer to buy, or a recommendation to purchase any securities, and there shall not be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Any offering of Securities will not be registered under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Neither Lynk, Slam nor any of their respective afﬁliates, control persons, officers, directors, employees, representatives, agents or advisors is making an offer of the Securities in any jurisdiction where the offer is not permitted. To the extent the terms of the Offering and the Proposed Business Combination are included in this Presentation, those terms remain subject to customary closing conditions and are included for discussion purposes only. Any and all terms remain subject to further discussion, negotiation, and change. By participating in this Presentation, you acknowledge that you are (i) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (ii) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that you will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Exchange Act. This Presentation contains proprietary and confidential information of Lynk and Slam, and its entire content should be considered “Confidential Information.” This Presentation is being delivered to you solely in your capacity as a potential investor in the Offering. Any further distribution or reproduction of this Presentation, in whole or in part, or the divulgence of any of its contents, is unauthorized. By accepting the Presentation, each recipient of this Presentation and its directors, partners, officers, employees, attorneys, agents and representatives (collectively, the “recipient”) shall maintain the confidentiality of the information contained herein and all otherwise non-public information disclosed by us, whether orally or in writing, during this Presentation or in these Presentation materials. You also agree not to distribute, disclose or use such information for any purpose, other than for the purpose of evaluating your participation in the Offering contemplated in this Presentation and to return to Lynk and Slam, delete or destroy this Presentation upon request. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. Neither Lynk, Slam, nor any of their respective afﬁliates, control persons, officers, directors, employees, representatives, agents or advisors makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained herein, or any other written or oral information made available in the course of an evaluation of the Offering and the Proposed Business Combination. This Presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Lynk or a full analysis of the Proposed Business Combination. This Presentation is not intended to form the basis of any investment decision in Lynk, and any recipient should conduct its own independent analysis of Lynk and the data contained or referred to in this Presentation. The recipient acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. This Presentation does not constitute investment, tax, accounting or legal advice or a recommendation. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and you must make your own investment decision and perform your own independent investigation and analysis of an investment in Lynk and the Proposed Business Combination contemplated in this Presentation. To the fullest extent permitted by law, in no circumstances will Lynk, Slam, or any of their respective equityholders, afﬁliates, representatives, partners, directors, ofﬁcers, employees, advisors, or agents be responsible or liable for any direct, indirect or consequential loss or loss of proﬁt arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith. Certain information contained in this Presentation relates to or is based on third-party studies, publications, surveys and Slam and Lynk’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Slam and Lynk believe their internal research is reliable, such research has not been verified by any independent source and Slam and Lynk cannot guarantee and make no representation or warranty, express or implied, as to its accuracy and completeness. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Slam and Lynk. Neither Slam nor Lynk has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Viewers of this Presentation should each make their own evaluation of Lynk, the Offering, the Proposed Business Combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Any data on past performance or modeling contained herein are not an indication as to future performance. None of Lynk, Slam or any of their respective afﬁliates, control persons, officers, directors, employees, representatives, agents or advisors assumes any obligation to update or keep current the information in this Presentation, to remove any outdated information or to expressly mark it as outdated. 2

Disclaimer (Cont.) Forward Looking Statements Certain statements made in this Presentation and oral statements made from time to time by representatives of Slam and Lynk are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may generally be identified by the use of words such as “estimate,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “potential,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the financial position, business strategy and the plans and objectives of management for future operations of Lynk, including as they relate to the Proposed Business Combination and related transactions, pricing and market opportunity, the completion of the Proposed Business Combination and related transactions, the level of redemptions by Slam’s public shareholders and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Slam’s and Lynk’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Financial Data and Use of Projections and Illustrative Presentations If a legally binding definitive agreement with respect to the proposed Business Combination is executed, the financial information and operating metrics contained in this presentation may be adjusted in or may be presented differently in the registration statement which may be filed by Slam (the “Registration Statement”) relating to the Proposed Business Combination and the proxy statement/prospectus contained therein, and such adjustments may be material. In addition, this presentation includes estimates of certain financial metrics of Lynk that may differ from Lynk’s actual financial metrics presented in any such proxy statement/prospectus. The financial projections are not based on Lynk’s historical financial results or operational history. To date, Lynk has not generated any revenue from its Sat2Phone Service. The financial projections, estimates, targets and illustrative presentations in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies. The financial projections represent the view of Lynk's management as of the date hereof. While all financial projections, estimates, targets and illustrative presentations are necessarily speculative, Lynk believes that the preparation of prospective or illustrative financial information involves increasingly higher levels of uncertainty the further out the projection, estimate, target or illustrative presentation extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates, targets and illustrative presentations in this Presentation should not be regarded as an indication that Lynk, or its representatives, considered or consider the financial projections, estimates, targets and illustrative presentation to be a reliable predictions of future events. Further, illustrative presentations are not necessarily based on management projections, estimates, expectations or targets but are presented for illustrative purposes only. Use of Non-GAAP Financial Metrics This presentation may include certain non-GAAP financial measures (including on a forward-looking basis) such as Annualized Last Month Revenue, EBITDA and Unlevered Cash Flow. These non-GAAP measures are an addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to performance measures derived in accordance with GAAP. Lynk believes that non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Lynk and are helpful in highlighting trends in its core operating performance compared to other measures, which can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments, among other things. Lynk’s management uses forward-looking non-GAAP measures to evaluate Lynk’s projected financials and operating performance. In addition, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, Lynk’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Additional Information About the Proposed Business Combination and Where To Find It If a legally binding definitive agreement with respect to the proposed Business Combination is executed, a full description of the terms of the Proposed Business Combination will be provided in the Registration Statement, which will include a preliminary prospectus with respect to the Combined Company’s securities to be issued in connection with the Proposed Business Combination and a preliminary proxy statement with respect to the shareholder meeting of Slam to vote on the Proposed Business Combination. Slam urges its investors, stockholders and other interested persons to read the Registration Statement once filed, including the preliminary proxy statement/prospectus and amendments, thereto as well as other documents filed with the U.S. Securities and Exchange Commission (the “SEC”) because these documents will contain important information about Slam, Lynk and the Proposed Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus to be included in the Registration Statement will be mailed to stockholders of Slam as of a record date to be established for voting on the Proposed Business Combination. Once available, stockholders will also be able to obtain a copy of the Registration Statement, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Slam Acquisition Corp., 55 Hudson Yards, 47th Floor, Suite C, New York, New York. The preliminary and definitive proxy statement/prospectus to be included in the Registration Statement, once available, can also be obtained, without charge, at the SEC’s website (http://www.sec.gov). 3

Disclaimer (Cont.) Changes and Additional Information in Connection with SEC Filing The information in this Presentation has not been reviewed by the SEC and certain information may not comply in certain respects with SEC rules. Slam may file certain documents with the SEC regarding the Proposed Business Combination. If a legally binding definitive agreement with respect to the proposed Business Combination is executed, a definitive proxy statement/prospectus will be mailed to Slam stockholders as of a record date to be established for voting on the Proposed Business Combination and the other matters to be voted upon at a meeting of Slam’s stockholders to be held to approve the Proposed Business Combination and any other matters (the “Special Meeting”). Participants in Solicitation Slam and Lynk, and their respective directors and executive officers, and other members of their management and employees, under SEC rules, may be deemed participants in the solicitation of proxies of Slam’s stockholders in respect of the Proposed Business Combination. Information about the directors and executive officers of Slam is set forth in Slam’s filings with the SEC. To the extent that holdings of Slam’s securities by insiders have changed from the amounts reported therein, any such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of Lynk and additional information regarding the identity of all potential participants in the solicitation of proxies to Slam’s stockholders in connection with the Proposed Business Combination and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus, when it becomes available. Such interests may, in some cases, be different from those of Lynk’s or Slam’s stockholders generally. Trademarks This Presentation contains trademarks, service marks, trade names, and copyrights of Slam, Lynk, and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names, copyrights, logos and other intellectual property in this Presentation is not intended to, and does not imply, a relationship with Lynk or Slam, or an endorsement or sponsorship by or of Lynk or Slam. Solely for convenience, certain third party- trademarks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Slam or Lynk will not assert, to the fullest extent permitted under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Risk Factors Certain factors may have a material adverse effect on our business, financial condition and results of operations. Please carefully consider the risk factors at the end of this presentation. The risks and uncertainties described in the risk factors are not the only ones we face. Additional risks that we are unaware of, or that we currently believe are not material, may also become important factors that materially adversely affect us. If any of the following risks actually occurs, our business, financial condition, results of operations, and future prospects could be materially and adversely affected. In this section under the heading “Risk Factors,” references to “we”, the “Company” or “Lynk” are to Lynk Global, Inc. and its affiliates. 4

People Want Connectivity, but Often Don't Have Access

Terrestrial tower connectivity gaps create spotty coverage and missed revenue opportunities

Connectivity Issues are a Global Problem

~5.5B+
GLOBAL CELLPHONE USERS
MOVING IN AND OUT OF COVERAGE

~600M+
NEW MOBILE USERS
IF THE DEVICE CAME WITH COVERAGE

Terrestrial Tower Limitations

- Terrestrial tower coverage of the entire globe is not practical
- Geographic limitations
- Economic limitations
- Land acquisition & construction costs
- Operating costs (e.g., power, backhaul, maintenance & repair, security)
- Government regulatory restrictions



Devices Requesting Registration
3
2
1

Sources: GSMA Intelligence Website/Data (December 2023). Lynk Satellite Economics Analysis.
5

Lynk Offers Seamless, Cost-effective Global Connectivity from Space Satellite direct-to-standard-phone is the connectivity answer Cellular Service From Space Lynk Global Services Offering • 35+ current MNO contracts SMS • Satellite-direct-to-standard phone is 10,000x less expensive in OPEX per Messaging CB square mile • Dedicated LEO satellite constellation • Scalable capacity and capabilities IoT • Leverage MNO’s existing spectrum • Leverage MNO’s existing customer base 100% Low-Risk Phased Approach Voice Worldwide Coverage • We believe, world’s only FCC commercial sat-to-standard phone license • Technology proven in all seven continents • Regulatory approvals in 30+ countries Data • Backward compatible with unmodified devices • Seamless customer connectivity Video • Compatible with existing MNO networks and subscription plans Sources: Lynk Contracts, Lynk Regulatory Approvals, FCC Commercial Licenses. 6 Note: “LEO” – Low Earth Orbit; “MNO” – Mobile Network Operator; “IoT” – Internet of Things.

Transaction Overview

Illustrative Pro-Forma Valuation at Close

($ in millions, except per share data and shares)	
Total Common Stock & Equivalents at Closing (M)[(1)(2)]	**103.6**
Stock Price At Issue ($)	$10.00
Implied Post-Money Equity Value ($M)	**$1,035.5**
Less: PF Cash on Balance Sheet ($M)[(3)]	(122.0)
Implied Pro Forma Total Enterprise Value	**$913.5**

Pro-Forma Ownership at Close



PIPE Investors, 10.6%
Slam Sponsor, 8.0%
Slam Public Investors[(4)], 2.4%
Lynk Common Equity[(6)], 79.0%

Sources & Uses of Capital

Sources	**($M)**
Existing Lynk Shareholder Equity Rollover	$800.0
Founder Shares	70.0
Cash in Trust[(4)]	25.0
PIPE Equity[(7)]	110.0
Total Sources	**$1,005.0**

Uses	**($M)**
Existing Lynk Shareholder Equity Rollover	$800.0
Founder Shares	70.0
Cash on Balance Sheet	113.5
Estimated Transaction Expenses[(5)]	21.5
Total Uses	**$1,005.0**

Sources: (1) Represents: 2.5m Slam Public Shares, 7.0m Slam Founder Shares, 1.8m Lynk Founder Shares, 80.0m additional Lynk shares. (2) Based on the business combination agreement between Slam and Lynk, closing value of all equity and equity equivalents of Lynk will be $800M. (3) Includes $8.5m of existing cash and the $113.5m transaction cash to the balance sheet. (4) Assumes ~96% shareholder redemptions from the proceeds raised in SLAM's initial public offering leaving a minimum of $25m cash in trust. This amount is subject to adjustment based on the final redemption rights exercised. (5) Figures shown are estimates subject to change. (6) Shares issuable to the Lynk Founders, Charles Miller, Margo Deckard and Tyghe Speidel, shall be issued in the form of super voting stock with a voting ratio of 10-1. (7) Assumes $110m financing amount has been raised. Note: Pro Forma ownership excludes all outstanding public and private placement warrants held by Slam warrant holders. All outstanding public and private placement warrants are expected to be converted into common shares at a predetermined ratio prior to or at the closing of the business combination.

LYNK 7

Strong Strategic Position Experienced management, proven technology, global MNO partnerships 2 1 First to Market Large Total Addressable Market Capability 3 6 Compelling High Experienced Margin Business Management Team Model 5 4 Aligned with Highly Defensible IP MNO Priorities Source: Company provided materials. 8

(2) 1 $325+ Billion Total Addressable Market Messaging, voice, data & video (2) (1) Disconnectivity Rates Around the Globe Total Addressable Market ~5.5BN (1) Subs Existing Mobile Subs $150BN (3) TAM EUROPE 9% 600M NORTH AMERICA Subs ASIA PACIFIC 10% 13% New Mobile Subs MID. EAST & $100-150BN NORTH AFRICA TAM LATIN AMERICA 17% 14% SUB-SAHARAN AFRICA 8.3BN 23% Subs Internet of Things More Connectivity, More Connections $25BN+ TAM Sources: (1) GSMA Intelligence. (2) Mosaic and Caribou Digital (2018). (3) Represents 15% of $1 trillion global market. 9

2 Competitive Landscape

Lynk's complete offering gives it a competitive advantage versus other players

	LYNK	SPACEX	AST SpaceMobile	WiFi Backhaul Satellites
Patent for Core Satellite Direct to Phone Technology	✓	X	X	n/a
Access to Cost Effective Satellites	✓	✓	X	n/a
Commercial Regulatory Approval from FCC	✓	X	X	n/a
Leverages Existing MNO UHF Spectrum	✓	X	✓	n/a
Known Commercial Contracts	35+	1 [1]	1 [2]	n/a
Countries in Commercial Service	7	0	0	n/a

Source: Based on management estimates. For illustrative purposes only.
(1) SpaceX has announced several partnerships, only one of which we believe is a definitive commercial agreement.
(2) AST SpaceMobile has announced several partnerships, only one of which we believe is a definitive commercial agreement.

LYNK 10

2 Five Years of Progress

On the ground and in space



TECHNOLOGY

- First cell broadcast from space – *Mar 2020*
- Fully validated two-way SMS messaging – *Oct 2021*
  - Independently verified by many MNOs
- US Government and Tier 1 US MNOs demonstrations – *started in Nov 2021*
- Lynk Tower 1 launched – *Apr 2022*
- Multiple satellites deployed (Lynk Towers 2 & 3) – *Jan 2023*
- Successful two-way, real-time voice demonstrations – *started in May 2023*

REGULATORY

- FCC approval of first experimental license (STA) for "sat2phone" – *Jan 2019*
- FCC approves first commercial operator's license for "sat-to-standard-phone" – *Sep 2022*
- Testing approvals in 30+ countries
- Commercial license to launch service in 8+ countries

COMMERCIAL

- Master Service Agreements with 35+ MNOs covering approximately 50 countries
  - Initial use cases include SMS, IoT & mass notifications
- Robust potential pipeline of 200+ MNOs representing over 4B+ mobile subscribers
- MNO launch of commercial service in 7+ countries
- Signed DISA IDIQ contract for all USG – *Sep 2023*

LYNK *Source: Company provided materials.*

11

2 Recent Technical Success Achieved voice and data demonstrations in partnership with MNOs Note: Click the play button for a link to the respective video on YouTubeat the following link: https://www.youtube.com/watch?v=cYVzwTfDR78. 12

3 Vertical Integration Creates Competitive Advantage Creates speed to market and production process cost advantages SPACECRAFT OPTIMIZED FOR MASS PRODUCTION ~1 Month to Assemble ~$650K Launch Cost ~$300K Spacecraft BOM Cost Lynk Towers 5 and 6 built by Lynk in Falls Church, VA – Scheduled for launch in March 2024 Source: Lynk Financial Model as of December 2023. 13 Note: “BOM” – Build of Materials.

4 Go-to-Market Strategy Partner with MNOs to scale to 100’s of millions of existing subscribers with minimal acquisition cost Trusted Wholesale Provider to MNOs Rapidly Scale to Valuable Service • We aim to position Lynk as the trusted wholesale provider to MNOs, not Deploy Under-Utilized Differentiated Service Offering direct to consumer Spectrum (Network Back-Up) • Lynk’s technology can allow MNOs to expand network coverage while continuing to own the relationship with their subscribers No Changes to Existing MNO Minimal Additional CapEx • Monetization planned through either revenue share or usage-based models Networks Required Lynk provides MNOs with many “go-to- market” options: 9:41 AM LYNK • Users can opt in / out of the service on their phones or sign up online Welcome to the LYNK Network. • MNOs choose the best strategy (e.g. Sign up for a Day or Weekly pass subscriber rollout) for their customers providing you a bucket of messages. • MNOs can offer daily, weekly, or per message packages; or bundle into Buy Now existing plans Source: Lynk subscriber acquisition analysis. 14

5 Cell Tower in Space Patents relating to satellite speed and tower distance granted or pending in 55 countries SMALL SATELLITE HARDWARE DOPPLER SHIFT COMPENSATION VIRTUAL CELL NETWORK IN THE SKY CELLULAR/MOBILE TIMING COMPENSATION STACK Lynk has 73 patents For the direct from satellite granted or pending patent COMMERCIAL OFF THE SHELF PATENTED IP to standard handsets and applications across 11 devices industry, Lynk (1) patent families invented the use of 2G, 3G, Lynk leverages a network- 4G, 5G, and NB-IoT on-the-edge architecture where phones connect with Lynk satellites just as a terrestrial tower CELL PHONE Source: Lynk IP portfolio. (1) Including pending applications, and patents at the published and national stage phases. 15

6 Highly Experienced Management Team

Decades of experience in LEO satellites



CHARLES MILLER, Co-Founder & CEO

- 30 years leadership with breakthroughs in commercial space
- Founder / Co-Founder of multiple private ventures, (launched 700+ small satellites at Nanoracks)
- Former Senior Advisor for Commercial Space for NASA



TYGHE SPEIDEL, Co-Founder & CTO

- Inventor of satellite-direct-to-handset technology
- Former Spacecraft Engineer at NASA JPL
- Former Principal Spacecraft Systems Engineer at NexGen Space



MARGO DECKARD, Co-Founder & COO

- Prev. Project Manager for Ultra-Low-Cost Access to Space Study for USAF
- Previously VP of Programs for NexGen Space where she managed projects, contracts, and financial operations



DAN DOOLEY, Chief Commercial Officer

- Former President of Sprint International, Wholesale & Wireline
- Prev. President & GM of Transaction Network Services Telecom & Roaming Division



DR. JOE BRAVMAN, Chief Engineer

- Developed & built ORBCOMM satellite constellation in LEO
- Prev. SVP/Corp. Dev. of Orbital, & Corporate Chief Engineer
- Prev. Corporate ECP of Fairchild & President of Defense Electronics

COMBINED EXPERIENCE

- 700+ payloads launched to orbit
- Built large LEO satellite constellations
- 100+ years experience in space and telecom

16

6 Blue Chip Investors & Advisors

Top tier minds spanning commercial space and telecom markets



STEVE CASE – Investor
Chairman, Revolution
Former CEO, AmericaOnline



ED HOROWITZ – Investor
Former CEO, SES Americom
Former CEO, Viacom Broadcast



MARK FOSTER – Board Member
Co-Inventor of phone number portability
Founding CTO, Neustar



REZA JAFARI – Advisor
Former Chairman, ITU & Neustar Intern'l UN Broadband Commission



HOYT DAVIDSON – Board Member
Former Managing Dir of Telecom Group, CS First Boston



ROY CHESTNUTT – Advisor
Senior Advisor, Blackstone
Former EVP and CSO, Verizon



LAETITIA GARRIOTT de CAYEUX – Investor
Co-founder, Global Space Ventures
Co-founder and CEO, Escape Dynamics



GEORGE GUO – Advisor
Former Exec VP of Ericsson
Former Corp VP of Syniverse



ALAN HARPER – Advisor
Chairman of Azuri Technologies,
Co-founding CEO of Eaton Towers, Former CEO of Avanti Satellite



WILL PORTEOUS – Investor
General Partner, RRE Ventures
Investor in BlackSky and Spire



ROBERT BRUMLEY – Advisor
CEO, Laser Light Communications
Former CEO, TerreStar



PHIL HERGET – Investor
Managing Director, Avonlea Capital
Former Gen. Partner, Columbia Capital



VARSHA RAO – Investor
CEO, Nurx; Former CEO Singtel Digital Media
Former Head of Global Operations, AirBNB



MARY PATTERSON CLARK – Advisor
Former CMO, Synchronoss
Former CPO/CMO, Syniverse



MATT OCKO – Investor
Co-Founder of DCVC
Investor in Capella Sapce, Rocket Lab

LYNK

17

6 SLAM Corp

Bringing a growth-oriented company to the public markets to create additional value

Management Team



HIMANSHU GULATI
Chairman
Founder & Chief Investment Officer of Antara Capital. Former Head of U.S. Distressed Credit and Special Situations at Man CLG and Managing Partner at Perry Group.



ALEX RODRIGUEZ
Founder & Chief Executive Officer
2009 New York Yankees World Series Champion, 14-time MLB All-Star, and Chairman & CEO of A-Rod Corp. Mr. Rodriguez now leads a team of experts building high-growth businesses with large addressable markets across the A-Rod Corp portfolio.



KELLY LAFERRIERE
President
Chief Business Officer at A-Rod Corp, overseeing investments, media, and content strategy. Formerly held positions at ESPN and Six Flags.



CHETAN BANSAL
Chief Development Officer
Partner and Head of Credit and Special Situations at Antara. Formerly Head of Illiquid Credit Solutions Group at BTIG. Prior to that, Mr. Bansal held positions at Jefferies and Citigroup.



RYAN BRIGHT
Chief Financial Officer
Co-founder and Special Advisor to Direct Selling Acquisition Corp, a special purpose acquisition company. Co-founder and Partner of Direct Selling Capital Advisors. Former President and Managing Partner of Lucidus Capital LLC, a boutique transaction advisory firm.

SPAC Background

Access to Proprietary Deal Flow and Growth Opportunities

- Slam Corp leverages its leadership team's vast and influential network of people and companies that have entrepreneurial expertise, deep experience in private and public markets investing, and strong connections across multiple industries and the institutional investor universe

Fundamental Investment Expertise

- Mr. Rodriguez and Mr. Gulati have significant private and public investment experience in complex transactions across a variety of deal structures and industries

Ability to Add Strategic Value and Global Awareness

- Besides bringing a winning attitude and indefatigable work ethic, Mr. Rodriguez is willing to put his robust global network and platform to work. His brand and marketing engine reaches close to 10 million social media followers, generates high weekly engagement, and is continually fueled by his frequent media appearances

IPO Date: 12/23/21 **Deadline Date:** 1/25/24[(1)]

(1) Slam Corp may further extend the deadline on a monthly basis until December 25, 2024, at the request of the Sponsor and with approval of the Slam Corp board of directors, without further shareholder approval.

LYNK 18

Investing for First Mover Advantage & Accelerated Growth Scale Proprietary Vertical Manufacturing of Gen1 Satellites Global Seamless Messaging & Expansion of MNO Footprint Research & Development for Gen2 Satellites 19

Vertical Integration Creates Competitive Advantage

Compact satellite designed and sourced for mass manufacturing

- Lynk has built 11 satellites to date (8 have flown, 2 more in March 2024)
- Financing will be used to expand production to 12 satellites per month based on proven and well understood design
- Mass production of small satellites is proven in US by many firms (SpaceX, OneWeb, PlanetLabs, LeoStella, Terran Orbital, York Space)

Design

- Satellite design for mass manufacturing is complete and proven
- 8 spacecraft flown to date
- Design repeatedly improved for manufacturing

Supply Chain

- Leverages electronic & cell industry supply chains
- Components qualified through 8 previous flights
- Suppliers qualified through previous flights

Assembly

- ~1 month to assemble
- No heavy or precision tooling required
- Does not require high-quality clean room

Test

- In house component, unit and assembly level testing
- In house environmental testing

Launch

- Launch vehicle market stable and reliable
- New entrants emerging creating launch manifest flexibility and long-term pricing leverage

LYNK 20

Large Mobile Network Operator Service Rollout Plan

Desire to incorporate Sat2Phone services as fast as possible via a measured approach ensuring consistent user experience



STEP 1
INITIAL CONTROLLED TRIAL

- Cohort: MNO technical user experience staff and "Friends and Family customers"
- Beta Services:
  - Mass Notifications
  - IoT and Periodic Messaging
- Customer Opt in required
- Start with one cell site in one geographic location
- Allocating sub 1GHz spectrum
- Required # Satellites: 3-20

STEP 2
MESSAGING EVERY 30 MINUTES

- Cohort: Targeted "Friends and Family customers" retail and IoT Enterprise customers"
- Initial Services:
  - Mass Notifications
  - IoT and Periodic Messaging
- Customer Opt in required
- One cell site in one geographic location
- Allocating sub 1GHz spectrum
- Required # Satellites: 25-50

STEP 3
SEAMLESS MESSAGING

- Cohort: Open up to entire subscriber base
- Beta Services:
  - Mass Notifications
  - IoT and Periodic Messaging
- Customer Opt in NOT required
- Nationwide Coverage
- Allocating sub 1GHz spectrum
- Required # Satellites: 74-186

STEP 4
VOICE & BROADBAND SERVICES

- Cohort: Entire Subscriber Base
- Beta Services:
  - Mass Notifications
  - IoT and Periodic Messaging
  - Voice and Broadband
- Customer Opt in NOT required
- Nationwide Coverage
- Allocating sub 1GHz spectrum
- Required # Satellites: 250-920

LYNK

Source: Company provided materials.

21

Financial Projections: Assumptions & Drivers The following financial projections are not based on Lynk’s historical financial results or operational history. To date, Lynk has not generated any revenue from its Sat2Phone Service. The financial projections are based on assumptions set forth below, all of which are inherently uncertain and subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the aforementioned financial projections. Satellite Constellation Drives Revenue: All revenue projections are dependent on a certain number of serviceable satellites in orbit and the number of subscribers able to access the satellites in any given country. In 3Q25 and thereafter, projected revenue assumes the satellite constellation has developed enough to support seamless messaging services in several high latitude countries and that MNO payments are received at time-of-service provision. In 2Q25, projected revenue includes a one-time proof-of-concept project. Expenses: Lynk’s operating expenses are segmented as follows: Operations / Technology Research & Development, General & Administrative and Sales & Marketing. • Operations / Technology Research & Development - Includes satellite build labor and assumes the forecasted hiring of sufficient headcount for all technology development projects. • General & Administrative - Includes development of a $2M manufacturing space fit-out expense during 1Q24 and 2Q24. Does not include impact of transaction expenses related to the financings, business combination and ongoing public company costs. • Sales & Marketing - Assumes low-opex-cost wholesale-only “carrier's carrier business model with no retail end-user obligations. Capital Expenditures / Additional Financing: Assumes per satellite BOM costs (8-month lead time spend) in the $300k - $400k range; launch spend (9-month lead time spend) in the $600k - $815k range; minimum cash condition of $110M is met in connection with closing in 2Q24; at least $107.5M of additional funding by April 2024 (of which $32.5M is Series B funding) to fund additional satellites and reserve future launch service commitments, and up to an additional $100M (but not less than $35M) at the closure of the business combination. The company intends to pursue additional funding via debt or equity financings prior to 4Q25. 1H26 build/launch long lead spend items are included in the capital expenditures for 4Q25. 22

Financial Projections (1) (2) Number of Satellites in Service vs. Revenue Annualized Last Month Revenue vs. Cumulative CapEx Revenue ($M) Revenue ($M) $175 Seamless Messaging Starts 74 74 # of Satellites CapEx ($M) $146 $164 $118 $41 38 38 $91 $91 $84 $64 $21 21 $30 $10 5 5 $12 3 1Q24A 2Q24E 3Q24E 4Q24E 1Q25E 2Q25E 3Q25E 4Q25E 1Q24E 2Q24E 3Q24E 4Q24E 1Q25E 2Q25E 3Q25E 4Q25E Quarterly MNO Customer Breakdown Commentary • Lynk has an existing backlog of 35+ contracts with global MNOs # of MNOs in Operation 32 covering approximately 50 countries # of MNOs in Operation (High Latitude) 29 26 • As the satellite constellation grows service capabilities and offering 23 20 increases, driving Lynk revenue 23 20 18 14 16 • CapEx supports satellite constellation and ground station buildout 11 14 9 5 7 • At 4Q25, Lynk’s satellite constellation is projected to generate $175m 9 9 8 1 7 4 6 5 4 in annualized monthly revenue at $164m cumulative capex spend with 32 MNO partnerships 1Q24E 2Q24E 3Q24E 4Q24E 1Q25E 2Q25E 3Q25E 4Q25E Source: Lynk Financial Model as of December 2023. (1) Annualized Last Month Revenue is displayed in detail on the following appendix page. (2) Cumulative capital expenditures includes previous and future satellite related expenses. 23

Financial Projections (Cont.) EBITDA ($M) Capital Expenditures ($M) $46 $32 $34 $13 $27 $20 $2 $18 $12 $7 ($7) ($7) ($8) ($8) ($8) NA 1Q24E 2Q24E 3Q24E 4Q24E 1Q25E 2Q25E 3Q25E 4Q25E 1Q24E 2Q24E 3Q24E 4Q24E 1Q25E 2Q25E 3Q25E 4Q25E Unlevered Cash Flow (Before Any Financings) ($M) EBITDA as % of Sales 3Q25E 4Q25E $2 Tech R&D & Operations, 14% Tech R&D & Sales & Operations, 27% G&A, 6% ($14) ($14) Marketing, 1% ($15) ($19) EBITDA, 59% ($26) ($28) G&A, 12% EBITDA, 78% ($41) Sales & 1Q24E 2Q24E 3Q24E 4Q24E 1Q25E 2Q25E 3Q25E 4Q25E Marketing, 2% Source: Lynk Financial Model and Company provided materials. 24

Appendix A: Annualized Last Month Revenue Reconciliation Monthly Revenue vs. Monthly CapEx Revenue ($M) $29.4 CapEx ($M) $22.3 $18.4 $16.6 $14.6 $13.7 $13.0 $12.4 $12.2 $10.3 $10.2 $10.3 $8.3 $7.9 $6.6 $6.3 $6.3 $4.7 $3.7 $3.2 $2.4 $2.8 $1.0 $0.5 nm nm nm nm nm nm nm Source: Lynk Financial Model as of December 2023. 25

Appendix B: GAAP Reconciliations for EBITDA & Unlevered Cash Flow

Consolidated 2-Year Projected Financials ($M)

	1Q24E	2Q24E	3Q24E	4Q24E	1Q25E	2Q25E	3Q25E	4Q25E
Satellites in Orbit	3	5	5	21	38	38	74	74
# of MNO Subscribers for Seamless Messaging	*na*	*na*	*na*	*na*	*na*	*na*	67.0	107.2
Revenue[1]	**$0.0**	**$0.0**	**$0.0**	**$0.0**	**$0.1**	**$10.3**	**$21.3**	**$41.3**
Expenses[2]								
Tech R&D & Operations	(3.7)	(4.4)	(4.5)	(5.0)	(5.3)	(5.6)	(5.7)	(5.9)
G&A	(3.0)	(3.2)	(2.2)	(2.4)	(2.5)	(2.5)	(2.6)	(2.6)
Sales & Marketing	(0.6)	(0.4)	(0.4)	(0.4)	(0.4)	(0.4)	(0.4)	(0.5)
EBITDA	**($7.4)**	**($8.0)**	**($7.1)**	**($7.7)**	**($8.1)**	**$1.8**	**$12.5**	**$32.3**
Capital Expenditures[3]	(11.9)	(18.5)	(33.6)	(20.3)	(7.1)	-	(26.7)	(46.0)
Unlevered Cash Flow (Before Any Financings)	**($19.3)**	**($26.4)**	**($40.7)**	**($27.9)**	**($15.2)**	**$1.8**	**($14.1)**	**($13.6)**
Cumulative	(19.3)	(45.7)	(86.4)	(114.4)	(129.5)	(127.7)	(141.9)	(155.5)
Beginning Cash Balance	**$10.1**	**$23.3**	**$171.8**	**$131.1**	**$103.2**	**$88.0**	**$89.8**	**$75.7**
Financings (Net of Fees)[3]	32.5	175.0	-	-	-	-	-	-
Ending Cash Balance	**$23.3**	**$171.9**	**$131.1**	**$103.2**	**$88.0**	**$89.8**	**$75.7**	**$62.1**
Headcount (EOQ)[2]	89	123	143	161	173	182	187	191

As MNOs activate Lynks' service, revenues begin to scale with minimal incremental expense, resulting in a significant increase in anticipated EBITDA margin.

% of Sales	3Q25E	4Q25E
Tech R&D & Operations	27%	14%
G&A	12%	6%
Sales & Marketing	2%	1%
EBITDA	*59%*	*78%*

Note: Figures in millions, except for satellites in orbit and headcount. Capital expenditures are given one decimal place precision in these financials compared to the whole number rounded figures used in previous graphs.

Source: Lynk Financial Model as of December 2023. (1) All revenue projections are dependent on a certain number of serviceable satellites in orbit and the number of subscribers able to access the satellites in any given country. In 3Q25 and thereafter, projected revenue assumes the satellite constellation has developed enough to support seamless messaging services in several high latitude countries. In 3Q25 and thereafter, projected revenue assumes the satellite constellation has developed enough to support seamless messaging services in several high latitude countries and that MNO payments are received at time-of-service provision. In 2Q25, projected revenue includes a one-time proof-of-concept project. (2) Lynk's operating expenses are segmented as follows: Operations / Technology Research & Development, General & Administrative and Sales & Marketing. Operations / Technology Research & Development - Includes satellite build labor and assumes the forecasted hiring of sufficient headcount for all technology development projects. General & Administrative - Includes development of a $2M manufacturing space fit-out expense during 1Q24 and 2Q24. Does not include impact of transaction expenses related to the financings, business combination and ongoing public company costs. Sales & Marketing - Assumes low-opex-cost wholesale-only "carrier's carrier" business model with no retail end-user obligations. (3) Assumes per satellite BOM costs (8-month lead time spend) in the $300k - $400k range; launch spend (9-month lead time spend) in the $600k - $815k range; minimum cash condition of $110M is met in connection with closing in 2Q24; at least $107.5M of additional funding by April 2024 (of which $32.5M is Series B funding) to fund additional satellites and reserve future launch service commitments, and up to an additional $100M (but not less than $35M) at the closure of the business combination. The company intends to pursue additional funding via debt or equity financings prior to 4Q25. 1H26 build/launch long lead spend items are included in the capital expenditures for 4Q25.

LYNK

26

Risk Factors Risks Related to Our Business and Industry • Our satellite-direct-to-phone services and offerings or our Sat2Phone Services, are currently in development and may not be completed on time or at all and the costs associated with them may be greater than expected. • We will incur significant expenses and capital expenditures in the future to execute our business plan and develop our Sat2Phone Service, and we may be unable to adequately forecast or control our expenses. • We will need to raise additional funds to execute on our current business plans. These funds may not be available to us when we need them on favorable terms or at all. If we cannot raise additional funds when needed, our operations and prospects could be negatively affected. • We are an early stage company with a history of losses and may never become profitable. • We rely on mobile network operators (“MNOs”) to offer our Sat2Phone Services, and require regulatory approvals to access the spectrum the Sat2Phone Services need to operate. • Our financial statements contain disclosure regarding the significant doubt about our ability to continue as a going concern. Our ability to execute our business plan, to fund our operations and to continue as a going concern depends on our ability to raise capital or secure lines of credit. • We have identified material weaknesses in our internal control over financial reporting, and we may identify additional material weaknesses in the future. • We have a limited operating history and operate in a rapidly evolving industry, which makes it difficult to evaluate our business and future prospects and increases the risk of your investment. • Our ability to successfully implement our business plan will depend on a number of factors outside of our control. • We are highly dependent on the services of Charles Miller, Margo Deckard, and Tyghe Speidel, our co-founders, Chief Executive Officer, Chief Operations Officer, and Chief Technology Officer, respectively, and if we are unable to retain them, attract and retain key employees and hire qualified management, technical and engineering personnel, our ability to compete could be harmed. • We will need to hire additional employees to expand our production capacity. In an increasingly competitive labor market, execution of our hiring plan could be delayed or lead to increased costs. • Rapid and significant technological changes could render the Sat2Phone Service obsolete and impair our ability to compete. • If we fail to manage our future growth effectively, our business, prospects, operating results and financial condition and cash flows may be materially adversely affected. • We could experience a decline in revenue, as a result of increasing competition from companies in the wireless communications industry, including wireless and other satellite operators, and from the extension of land-based and air-based communications services or new technologies. • Our businesses operates in an especially competitive and evolving industry. We face competition from existing and potential competitors in the telecommunications industry, including terrestrial and satellite-based network systems. • We rely on third parties for the supply of equipment, satellite components and services, including launch providers, of which there are a limited number, long lead times on launch contracts and we rely on a single launch provider for service. • Our development plans require us to scale our internal manufacturing capabilities. Building and validating large satellite manufacturing facilities and processes to mass produce satellites at higher rates, as well as mass production of larger satellites at these higher rates, recruiting and training qualified personnel and obtaining necessary regulatory approvals will be complex, expensive and time consuming. We may encounter challenges in identifying suitable manufacturing locations, or acquiring necessary equipment or personnel, or in acquiring necessary permits and licenses from federal, state or local governments. • We and our suppliers rely on complex systems and components, which involves a significant degree of risk and uncertainty in terms of operational performance and costs. • We face substantial risks associated with international operations, including the need for regulatory approvals in any foreign market where we wish to provide services through an MNO relationship or otherwise. • Our partnerships with MNOs, suppliers and vendors expose us to currency exchange risk, and we cannot predict the effect of future exchange rate fluctuations on our business and operating results. • We may be negatively affected by global economic conditions. • Pursuing strategic transactions may cause us to incur additional risks. From time to time we may evaluate and potentially consummate, acquisitions, which could require significant management attention, disrupt our business and adversely affect our financial results. • As a result of becoming a public company, we will be obligated to develop and maintain proper and effective internal control over financial reporting. Our management has limited experience in operating a public company. • We will incur increased costs as a result of operating as a public company, and our management will be required to devote substantial time to new compliance initiatives and corporate governance practices. • The dual-class structure of our common stock as contained in our amended and restated certificate of incorporation has the effect of concentrating voting control with those stockholders who held our capital stock prior to the contemplated transaction, including our directors, executive officers and their respective affiliates. • Our estimates of the size of our addressable market may prove to be inaccurate. • Our projections are subject to significant risks, assumptions, estimates and uncertainties. These estimates and assumptions are subject to various factors beyond our control. Actual results may differ materially from our expectations. • Our business may be materially adversely affected by Respiratory Syncytial Virus, Flu, disease outbreak, COVID -19 pandemic or a similar global pandemic and the status of debt and equity markets. Risks Related to Our Satellites and Planned Sat2Phone Services • Supply chain disruptions or a lack of availability of components from the electronics industry could adversely affect our business. • We may not be able to launch or deploy new satellites successfully. Loss of a satellite during launch, or failure to deploy a satellite after a successful launch, could delay or impair our ability to offer our services or reduce our expected potential revenues. • Our satellites may experience operational problems, which could affect our ability to provide an acceptable level of service to the end-user customers. • Our products could fail to perform or could perform at reduced levels of service because of technological malfunctions or deficiencies, regulatory compliance issues, or events outside of our control, which would harm our business and reputation. • Our Sat2phone service could become overwhelmed by too many users attempting to access the service in a condensed area, causing delays or interruptions of service, especially during an emergency where many users may try to access the network at the same time. This could cause us to experience lawsuits, suffer reputational damage or suffer financial losses. • Our products and satellites could fail to perform or fail permanently.. • Our commercial success depends on our ability to obtain, maintain and protect our intellectual property, which may be difficult and costly, and we may not be able to ensure their adequate protection. • Our business may be adversely affected if we are unable to protect our intellectual property rights from unauthorized use by third parties. • We might not be able to file and prosecute all necessary or desirable patent applications to protect against others using our proprietary rights and technology at a reasonable cost or in a timely manner. In addition, we may not pursue or obtain patent protection in all relevant markets, and it is possible that we will fail to identify patentable aspects of our research and development activities before it is too late to obtain patent protection. • Our pending and future patent applications may not result in issued patents. If patent applications issue as patents, they may not issue in a form that will provide us with adequate protection, prevent competitors or other third parties from competing with us, or otherwise provide us with any competitive advantage. • From time to time, we may be party to intellectual property-related litigation and proceedings that are expensive and time consuming to defend, and, if resolved adversely, could materially adversely impact our business, financial condition and results of operations. • There may be intellectual property held by others that covers significant aspects of our products and services, and we cannot be sure that we are not infringing or violating, and have not infringed or violated, any third-party intellectual property rights or that we will not be held to have done so or be accused of doing so in the future. • Non-practicing entities, or entity that acquires a patent or patent right, but does not participate in the patent invention or that does not intend on developing technology or products based on the patent or patent right held, might assert patents against us that might not relate to our business but we could incur costs of defending the Company nonetheless. 27

Risk Factors (Cont.) Risks Related to Our Satellites and Planned Sat2Phone Services (Continued) • If we do not adequately protect our rights in our trademarks from infringement and unauthorized use, any goodwill that we have developed in those trademarks could be lost or impaired, which could harm our business. • If we are unable to protect the confidentiality of our trade secrets, our business and competitive position would be harmed. • Our use of open-source software could subject our proprietary software to disclosure requirements, which could adversely affect our ability to maintain trade secrets. • We may be subject to claims that our employees have wrongfully used or disclosed alleged trade secrets of their former employers. • Obtaining and maintaining our patent protection depends on compliance with various procedural, document submission, fee payment and other requirements imposed by governmental patent agencies, and our patent protection could be reduced or eliminated for non-compliance with these requirements. • Our customized hardware and software may be difficult and expensive to service, upgrade or replace. • Our networks and those of our third-party service providers and MNOs may be vulnerable to security risks, including through the use of espionage, threats to personnel, cyberattacks, jamming, direct ascent and in-orbit anti-satellite attacks, and beamed energy attacks. • We may be exposed to cyberattacks, denial-of-service attacks, ransomware attacks, business email compromises, computer malware, viruses, and social engineering (including phishing) and other cybersecurity threats that may impact our networks or systems. • Our satellites may collide with space debris or another or vice versa (unintentionally or intentionally),, which could adversely affect the performance of our Sat2Phone Service. Risks Related to Our Legal and Regulatory Matters • Our business is subject to extensive government regulation worldwide, which mandates how we may operate our business and may increase the cost of providing services and expansion into new markets. • Our ability to provide service to our customers and generate revenues could be harmed by adverse governmental regulatory actions. • Our ability to offer one or more services in important countries or regions of the world may be limited due to regulatory requirements or geopolitical events. • We provide our Sat2Phone Service in the U.S. and elsewhere on frequencies not regularly allocated for mobile-satellite service, which requires regulatory approval, and there can be no assurance that we will receive or be able to maintain such approval. • The Sat2Phone Services may qualify as a commercial mobile radio service which will subject us to a variety of ongoing regulatory requirements. • The collection, storage, transmission, use and disclosure of user data and personal information by us could give rise to liabilities or additional costs. • We are increasingly dependent on information technology systems, and our systems and infrastructure face certain risks, including from cyber security breaches and data leakage. • Artificial intelligence presents risks and challenges that can impact our business including by posing security risks to our confidential information, proprietary information, and personal data. Risks Related to Slam and the Business Combination • An active trading market for Slam’s Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), may not be available on a consistent basis to provide shareholders with adequate liquidity. The price of the Ordinary Shares may be extremely volatile, and shareholders could lose a significant part of their investment. • The Nasdaq Stock Market LLC (“Nasdaq”) may delist the Ordinary Shares and Slam’s units, each consisting of one Ordinary Share and one-fourth of one warrant (the “Units”), from trading on its exchange, which could limit investors’ ability to make transactions in the Ordinary Shares and Units, and subject Slam to additional trading restrictions. Additional securities may also not be approved for listing on Nasdaq. • The Business Combination may not be completed by Slam’s business combination deadline and Slam may fail to obtain an extension of the business combination deadline. • If Slam is unable to complete the proposed Business Combination or another initial business combination by the date by which it is required to consummate a business combination pursuant to Slam’s amended and restated memorandum and articles of association, Slam will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Ordinary Shares and, subject to the approval of its remaining shareholders and Slam’s board of directors, and applicable law, dissolving and liquidating. In such event, third parties may bring claims against Slam and, as a result, the proceeds held in Slam’s trust account could be reduced and the per share liquidation price received by shareholders could be less than $10.00 per share. • In connection with the vote on the Business Combination, Slam’s initial shareholders, including Slam Sponsor, LLC (the “Sponsor”) and each of Slam’s officers and directors agreed to vote in favor of the Business Combination, regardless of how Slam’s public shareholders vote. • The interests of Himanshu Gulati, the Chairman of Slam, and Chetan Bansal, the Chief Development Officer of Slam, may conflict with the interests of investors in this proposed Offering and in Slam due to Himanshu Gulati being the Managing Partner and Chief Investment Officer of Antara Capital LP, and Chetan Bansal being a Partner, Credit & Special Situations Equity of Antara Capital LP, and the fact that Antara Capital LP has an equity interest in Lynk and Himanshu Gulati also serves on Lynk's board of directors and as a member of Lynk's compensation committee of the board of directors. • Since the Sponsor and Slam’s directors and executive officers have interests that are different or in addition to (and which may conflict with), the interests of Slam’s other shareholders, a conflict of interest may exist in determining whether the Business Combination is appropriate as Slam’s business combination. Such interests include that the Sponsor and Slam’s directors and executive officers may lose their entire investment if the Business Combination is not completed, and that the Sponsor will benefit from the completion of the Business Combination and may be incentivized to complete the Business Combination, even if it is with a less favorable target company or on less favorable terms to shareholders, rather than liquidate. • Slam expects to incur significant transaction costs in connection with the Business Combination, and whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for corporate purposes if the Business Combination is not completed. • The ability of Slam’s shareholders to exercise redemption rights with respect to a large number of outstanding Ordinary Shares could increase the probability that the Business Combination will be unsuccessful. • The Business Combination is subject to conditions, including certain conditions that may not be satisfied on a timely basis, if at all, which may adversely affect the price of the Ordinary Shares. • Past performance by Slam, including its management team and affiliates, may not be indicative of future performance of an investment in Slam or the post-Business Combination business. Risks Related to the Post-Business Combination Company and its Common Stock • The Company, after giving effect to the Business Combination (the “Combined Company”), will incur increased costs as a result of operating as a public company, and its management will be required to devote substantial time to ensure compliance with public company responsibilities and corporate governance practices. • If the Business Combination’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of the Combined Company’s securities may decline. • The Combined Company’s quarterly operating results may fluctuate significantly following the Business Combination. • The market price of the Combined Company’s common stock may be volatile and may decline. Unlike Slam, the Combined Company will have no trust account to provide downside protection to investors. • There is no guarantee that an active and liquid public market for the Combined Company’s securities will develop following consummation of the Business Combination. • If, following the Business Combination, securities or industry analysts do not publish or cease publishing research or reports about the Combined Company, its business, or its market, or if they adversely change their recommendations regarding the Combined Company’s securities, then the price and trading volume of the Combined Company’s securities could decline. • A significant portion of the outstanding shares of the Combined Company’s common stock following the Business Combination will be restricted from immediate resale but may be sold into the market in the future. This could cause the market price of the Combined Company’s common stock to drop significantly, even if its business is doing well. • The Combined Company may issue additional shares of common stock or other equity securities without stockholder approval, which would dilute existing ownership interests and may depress the market price of the Combined Company’s common stock. • If the Combined Company fails to comply with the listing requirements of Nasdaq, it would face possible delisting, which would result in a limited public market for our securities and make obtaining future debt or equity financing more difficult for the Combined Company. 28